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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2005

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                                   EXX INC
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            NEVADA                     1-5654                 88-0325271
 (STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
       OF ORGANIZATION)                                  IDENTIFICATION NUMBER)


   1350 EAST FLAMINGO ROAD, SUITE 300
         LAS VEGAS, NEVADA                                    89119-5263
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 598-3223

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Directors or Principal Officers; Election
                  of Directors; Appointment of Principal Officers

                  On August 22, 2005, EXX INC (the "Registrant") issued a press release announcing that James J. Connor, President and Co-Chief Executive Officer of EXX's wholly owned subsidiary Newcor, Inc., has tendered his resignation effective September 1, 2005 to pursue a new non-competitive opportunity within the automotive industry. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01         Financial Statements and Other Exhibits

                  (c)      Exhibits

                           99.1 Press Release, dated August 22, 2005






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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             EXX INC




Date: August 22, 2005                   By:  /s/ David A. Segal
                                             ---------------------------------
                                             Chairman of the Board
                                             Chief Executive Officer
                                             Chief Financial Officer





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                                EXHIBIT INDEX



Exhibit No.       Description
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99.1              Press Release, dated August 22, 2005